UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2020

LEO HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38393	98-1399727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Grosvenor Place London		SW1X 7HF
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 20 7201 2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LHC.U	New York Stock Exchange
Class A ordinary shares included as part of the units	LHC	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LHC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 14, 2020, Leo Holdings Corp. (“Leo”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 19,673,450 ordinary shares (consisting of 14,673,450 Class A ordinary shares and 5,000,000 Class B ordinary shares) were present in person or by proxy, representing 80.92% of the voting power of Leo’s ordinary shares as of the date of the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Leo, which was filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2020 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the BCA Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Security Issuance Proposal, the Seller Nominee Appointment Proposal and the Incentive Award Plan Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

The BCA Proposal

For	Against	Abstain
19,286,292	387,158	0

The Domestication Proposal

For	Against	Abstain
19,286,302	387,148	0

Organizational Documents Proposal A

For	Against	Abstain
19,286,292	387,158	0

Organizational Documents Proposal B

For	Against	Abstain
17,924,081	1,749,369	0

Organizational Documents Proposal C

For	Against	Abstain
19,286,292	387,158	0

Organizational Documents Proposal D

For	Against	Abstain
17,924,081	1,749,369	0

Organizational Documents Proposal E

For	Against	Abstain
19,286,292	387,158	0

Organizational Documents Proposal F

For	Against	Abstain
19,286,292	387,158	0

The Security Issuance Proposal

For	Against	Abstain
19,286,292	387,158	0

The Seller Nominee Appointment Proposal

For	Against	Abstain
19,286,292	387,158	0

The Incentive Award Plan Proposal

For	Against	Abstain
19,673,440	10	0

As there were sufficient votes to approve the above proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2020	LEO HOLDINGS CORP.

	By:	/s/ Simon Brown
	Name:	Simon Brown
	Title:	Secretary